UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549

                                FORM 8-K

                            CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported) December 9, 2002


                            Immediatek, Inc.
          --------------------------------------------------
          (Exact name of Registrant as specified in charter)


                  Nevada               0-26073         86-0881193
       ----------------------------  -----------   -----------------
       (State or other jurisdiction  (Commission   (I.R.S. Employer
        of incorporation)             File Number)   Identification)

   2435 N. Central Expressway Suite 1200, Richardson, TX     75080
   -----------------------------------------------------   ----------
        (Address of principal executive offices)           (Zip Code)


   Registrant's telephone number, including area code: (214) 712-7336
                                                       --------------

                     ModernGroove Entertainment, Inc.
                          1801 E. Tropicana, #9
                           Las Vegas, NV  89119
    --------------------------------------------------------------
    (Former name or former address, if changed, since last report)

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Item 5.  Other Events

On December 9, 2002, pursuant to the approval of the Board of Directors and a majority of shareholders, the Registrant amended its Articles of Incorporation to change its name to "Immediatek, Inc." The Board of Directors and majority of shareholders approved this name change to better reflect the Company's new business focus.

On December 9, 2002, pursuant to the approval of the Board of Directors and a majority of shareholders, the Registrant amended its Articles of Incorporation to increase the number of authorized common shares from 400,000,000 to 500,000,000 shares.


Item 7.  Financial Statements and Exhibits

Exhibits

(3)(i) Articles of Incorporation and amendments thereto. (Incorporated by reference as previously filed as an exhibit to the Registrant's Form 10-SB and amendments thereto, filed August 6, 1998).


(3)(ii) Certificate of Amendment of the Articles of Incorporation and amendments thereto. (Incorporated by reference as previously filed as an exhibit to the Registrant's Form 10K-SB/A and amendments thereto, filed December 18, 2000).

(3)(iii) Certificate of Amendment of the Articles of Incorporation and amendments thereto. (Incorporated by reference as previously filed as an exhibit to the Registrant's Form 8 and amendments thereto, filed October 28, 2002).

(3)(iv) Certificate of Amendment of the Articles of Incorporation dated December 9, 2002.

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ModernGroove Entertainment, Inc.

                                    By:  /s/ Zach Bair
                                    ----------------------------------
                                             Zach Bair
                                             Chief Executive Officer

Date:  December 10, 2002

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